Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 2004, is by and among COLGATE MEDICAL LTD, a company formed under the laws of England and Wales and registered with number 01311455 (the "Borrower"), Orthofix International N.V., a Netherlands Antilles corporation (the "Parent"), those Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (each, a "Subsidiary Guarantor" and, together with the Parent, the "Guarantors"), INTAVENT ORTHOFIX LIMITED, a company formed under the laws of England and Wales ("IOL"), the lenders identified on the signature pages hereto as the Lenders (the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                               W I T N E S S E T H

    WHEREAS, the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of December 30, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement);

    WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

    WHEREAS, the Required Lenders and the Term Loan Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT

    1.1 New Definitions. The following definitions are hereby added to Section
1.1 of the Credit Agreement in the appropriate alphabetical order:

         "Call Protection" shall have the meaning set forth in Section 2.7(a).

         "First Amendment Effective Date" shall mean September 30, 2004.

    1.2 Existing Definitions.

         (a) The pricing grid in the definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

-----------------------------------------------------------------------------------------------------------
                                                 LIBOR Rate
                                   Alternate     Margin for
                                   Base Rate      Revolving     Alternate
                 Borrower          Margin for     Loans and     Base Rate      LIBOR Rate
                 Leverage          Revolving      Letter of     Margin for     Margin for     Commitment
  Level            Ratio             Loans       Credit Fee     Term Loans     Term Loans         Fee
-----------------------------------------------------------------------------------------------------------
    I          greater than or       1.25%          2.25%         1.50%           2.50%          0.50%
             equal to 2.50 to 1.0
-----------------------------------------------------------------------------------------------------------
    II         greater than or       1.00%          2.00%         1.25%           2.25%          0.50%
           equal to 2.00 to 1.0 but
            less than 2.50 to 1.0
-----------------------------------------------------------------------------------------------------------
   III         greater than or       0.75%          1.75%         1.00%           2.00%          0.50%
           equal to 1.50 to 1.0 but
            less than 2.00 to 1.0
-----------------------------------------------------------------------------------------------------------
    IV      less than 1.50 to 1.0    0.50%          1.50%         1.00%           2.00%         0.375%
-----------------------------------------------------------------------------------------------------------

         (b) The definition of "Credit Party Obligations" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Credit Party Obligations" shall mean, without duplication, (a) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), (b) all of the obligations of IOL to the Lenders and the Administrative Agent, whenever arising, under the IOL Limited Guaranty and the UK Collateral Documents and (c) all liabilities and obligations, whenever arising, owing from any Credit Party or any of its Subsidiaries to any Hedging Agreement Provider arising under any Secured Hedging Agreement permitted pursuant to Section 6.1(e).

    1.3 Section 2.2(b). Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    Section 2.2 Term Loan Facility.
                -------------------


                                   **********

         (b) Repayment of Term Loan. The principal amount of the Term Loan as of the First Amendment Effective Date (after giving effect to any prepayment of the Term Loan on or before such date) shall be repaid in eighteen (18) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

================================================================================
Principal Amortization Payment Date                  Term Loan
                                           Principal Amortization Payment
--------------------------------------------------------------------------------
        September 30, 2004                           $2,400,000
--------------------------------------------------------------------------------
         December 31, 2004                           $2,400,000
--------------------------------------------------------------------------------
          March 31, 2005                             $2,400,000
--------------------------------------------------------------------------------
           June 30, 2005                             $2,400,000
--------------------------------------------------------------------------------
        September 30, 2005                           $2,400,000
--------------------------------------------------------------------------------
         December 31, 2005                           $2,500,000
--------------------------------------------------------------------------------
          March 31, 2006                             $2,500,000
--------------------------------------------------------------------------------
           June 30, 2006                             $2,500,000
--------------------------------------------------------------------------------
        September 30, 2006                           $2,500,000
--------------------------------------------------------------------------------
         December 31, 2006                           $2,500,000
--------------------------------------------------------------------------------
          March 31, 2007                             $2,500,000
--------------------------------------------------------------------------------
           June 30, 2007                             $2,500,000
--------------------------------------------------------------------------------
        September 30, 2007                           $2,500,000
--------------------------------------------------------------------------------
         December 31, 2007                           $2,500,000
--------------------------------------------------------------------------------
          March 31, 2008                            $15,000,000
--------------------------------------------------------------------------------
           June 30, 2008                            $15,000,000
--------------------------------------------------------------------------------
        September 30, 2008                          $15,000,000
--------------------------------------------------------------------------------
           Maturity Date             The remainder of the outstanding Term Loan
--------------------------------------------------------------------------------

                                    *********

    1.4 Section 2.7.

         (a) The fourth sentence in Section 2.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         All prepayments under this Section 2.7(a) shall be subject to Section 2.17, but otherwise without premium or penalty; provided that any refinancing of the outstanding Term Loan with the proceeds of a replacement term loan on substantially the same terms to effect a re-pricing of the Term Loan (A) during the first year following the First Amendment Effective Date shall be made at 101% of par and (B) thereafter shall be made at par (the "Call Protection").

         (b) The last sentence in Section 2.7(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         All prepayments under this Section 2.7(b) shall be subject to Section
    2.17 and be accompanied by interest on the principal amount prepaid through the date of prepayment, and any mandatory prepayment made, in whole or in part, with respect to any refinancing of the outstanding Term Loan with the proceeds of a replacement term loan on substantially the same terms to effect a re-pricing of the Term Loan (A) during the first year following the First Amendment Effective Date shall be made at 101% of par and (B) thereafter shall be made at par.


                                   ARTICLE II
                           CONDITIONS TO EFFECTIVENESS

    2.1 Closing Conditions.

    This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

         (a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties, IOL, the Required Lenders and the Term Loan Lenders.

         (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties (other than Breg Mexico S. de R.L. de C.V.) and IOL approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party or IOL to be true and correct and in force and effect as of the date hereof.

         (c) Good Standing. Copies of certificates of good standing, existence or its equivalent (to the extent applicable) with respect to the each Credit Party (other than Breg Mexico S. de R.L. de C.V.) and IOL certified as of a recent date by the appropriate Governmental Authorities of the jurisdiction of incorporation or organization.

         (d) Term Loan Prepayment. The Borrower shall have made a voluntary prepayment of the Term Loan in a principal amount of $10,000,000.

                                   ARTICLE III
                                  MISCELLANEOUS

    3.1 Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

    3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties and IOL represents and warrants as follows:

         (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

         (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         (e) With respect to the Secretary's Certificates, each dated December 30, 2003, that each Credit Party and IOL delivered to the Administrative Agent, (i) those Persons enumerated as duly elected and qualified officers, and for whom specimen signatures were provided, remain duly authorized to execute and deliver on behalf of such Credit Party or IOL the Credit Documents to which it is a party and any certificate or other document to be delivered by such Credit Party or IOL pursuant to or in connection with the Credit Documents and (ii) the articles of incorporation, bylaws or other organizational documents attached to such Secretary's Certificate have not been amended, restated or otherwise modified since December 30, 2003.

         (f) Before and after giving effect to this Amendment, no Default or Event of Default shall exist.

    3.3 Acknowledgment of Guarantors. The Guarantors and IOL acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

    3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

    3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

    3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

    3.7 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties and IOL hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

    3.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

    3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

    IN WITNESS WHEREOF the Borrower, the Guarantors, IOL, the Required Lenders and the Term Loan Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWER:                    COLGATE MEDICAL LTD,
                             a company formed under the laws of England and Wales

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR


GUARANTORS:                  ORTHOFIX INTERNATIONAL N.V.,
                             a Netherlands Antilles corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: CFO


                             ORTHOFIX HOLDINGS, INC.,
                             a Delaware Corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR


                             ORTHOFIX INC.,
                             a Minnesota corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR & CFO

                             BREG, INC.,
                             a California corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR


                             ORTHOFIX UK LTD,
                             a company formed under the laws of England and Wales

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR


                             ORTHOFIX US LLC,
                             a Delaware limited liability company

                             By:  ORTHOFIX UK LTD,
                                  Sole Member

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR


                             AMEI TECHNOLOGIES INC.,
                             a Delaware corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR & TREASURER


                             NEOMEDICS, INC.,
                             a New Jersey corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR & TREASURER

                             OSTEOGENICS INC.,
                             a Delaware corporation

                             By:  /s/ THOMAS HEIN
                                --------------------------
                             Name: THOMAS HEIN
                             Title: DIRECTOR & TREASURER


                             Breg Mexico S. de R.L. de C.V.,
                             a company organized under the laws of Mexico

                             By:  /s/ BRADLEY R. MASON
                                --------------------------
                             Name: BRADLEY R. MASON
                             Title: PARTNER


IOL:                         INTAVENT ORTHOFIX LIMITED,
                             a company formed under the laws of England and Wales

                             By:  /s/ GALVIN MOULD
                                --------------------------
                             Name: GALVIN MOULD
                             Title: DIRECTOR

ADMINISTRATIVE AGENT
AND EXISTING LENDERS:        WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent and as an Existing Lender


                             By:  /s/ SCOTT SANTA CRUZ
                                --------------------------
                             Name: SCOTT SANTA CRUZ
                             Title: DIRECTOR

                             Allied Irish Bank, p.l.c.,
                             an Existing Lender

                             By:  /s/ JOSEPH S. AUGUSTINI
                                --------------------------
                             Name: JOSEPH S. AUGUSTINI
                             Title: VICE PRESIDENT



                             By:  /s/ MARGARET BRENNAN
                                --------------------------
                             Name: MARGARET BRENNAN
                             Title: VICE PRESIDENT

                             AIB Debt Management Limited,
                             as an Existing Lender

                             By:  /s/ JOSEPH AUGUSTINI
                                --------------------------
                             Name: JOSEPH AUGUSTINI
                             Title: VICE PRESIDENT
                                    INVESTMENT ADVISOR TO
                                    AIB DEBT MANAGEMENT, LIMITED



                             By:  /s/ MARGARET BRENNAN
                                --------------------------
                             Name: MARGARET BRENNAN
                             Title: VICE PRESIDENT
                                    INVESTMENT ADVISOR TO
                                    AIB DEBT MANAGEMENT, LIMITED

                             Bank of America, N.A.


                             By:  /s/ JOHN L. MERCURI
                                --------------------------
                             Name: JOHN L. MERCURI
                             Title: SENIOR VICE PRESIDENT

                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             as a Lender


                             By:  /s/ STEVE J. WARNER
                                --------------------------
                             Name: STEVE J. WARNER
                             Title: DULY AUTHORIZED SIGNATORY

                             IKB DEUTSCHE INDUSTRIEBANK A.G. LONDON BRANCH, as an Existing Lender


                             By:  /s/ D.M. MATSON
                                --------------------------
                             Name: D.M. MATSON
                             Title: DIRECTOR



                             By:  /s/ M. J. WRIGHT
                                --------------------------
                             Name: M. J. WRIGHT
                             Title: DIRECTOR

                             ALLSTATE LIFE INSURANCE COMPANY


                             By:  /s/ CHRIS GOERGEN
                                --------------------------
                             Name: CHRIS GOERGEN
                             Title: AUTHORIZED SIGNATORY



                             By:  /s/ JERRY D. ZINKULA
                                --------------------------
                             Name: JERRY D. ZINKULA
                             Title: AUTHORIZED SIGNATORY

                             BLACKROCK LIMITED DURATION INCOME FUND
                             BLACKROCK SENIOR LOAN TRUST
                             MAGNETITE IV CLO, LIMITED
                             MAGNETITE V CLO, LIMITED
                             SENIOR LOAN FUND


                             By:  /s/ TOM COLWELL
                                --------------------------
                             Name: TOM COLWELL
                             Title: AUTHORIZED SIGNATORY

                             HAMILTON FLOATING RATE FUND, LLC


                             By:  /s/ DEAN STEPHAN
                                --------------------------
                             Name: DEAN STEPHAN
                             Title: MANAGING DIRECTOR

                             HAMILTON FLOATING RATE FUND, LLC


                             By:  /s/ DEAN STEPHAN
                                --------------------------
                             Name: DEAN STEPHAN
                             Title: MANAGING DIRECTOR

                             EATON VANCE SENIOR INCOME TRUST
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE CDO VI LTD
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE SENIOR FLOATING-RATE TRUST
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE LIMITED DURATION INCOME FUND
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE VT FLOATING-RATE INCOME FUND
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             EATON VANCE FLOATING-RATE INCOME TRUST
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             GRAYSON & CO
                             BY:  BOSTON MANAGEMENT AND RESEARCH
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             SENIOR DEBT PORTFOLIO
                             BY:  BOSTON MANAGEMENT AND RESEARCH
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             TOLLI & CO.
                             BY:  EATON VANCE MANAGEMENT
                                  AS INVESTMENT ADVISOR


                             By:  /s/ MICHAEL B. BOTTHOF
                                --------------------------
                             Name: MICHAEL B. BOTTHOF
                             Title: VICE PRESIDENT

                             FORTRESS PORTFOLIO TRUST, as Lender
                             By:  Four Corners Capital Management LLC,
                                  as Collateral Manager


                             By: /s/ ADAM BROWN
                                --------------------------
                             Name: ADAM BROWN
                             Title: VICE PRESIDENT

                             SEMINOLE FUNDING LLC


                             By:  /s/ MEREDITH J. KOSLICK
                                --------------------------
                             Name: MEREDITH J. KOSLICK
                             Title: ASSISTANT VICE PRESIDENT

                             COLUMBIA FLOATING RATE ADVANTAGE FUND
                             BY:  Highland Capital Management, L.P., its
                                  Investment Advisor


                             By:  /s/ MARK OKADA
                                --------------------------
                             Name: MARK OKADA
                             Title: Chief Investment Officer
                                    Highland Capital Management, L.P.

                             COLUMBIA FLOATING RATE LIMITED LIABILITY
                             COMPANY
                             BY:  Highland Capital Management, L.P., its
                                  Investment Advisor


                             By:  /s/ MARK OKADA
                                --------------------------
                             Name: MARK OKADA
                             Title: Chief Investment Officer
                                    Highland Capital Management, L.P.

NEW LENDERS
-----------


                             ING SENIOR INCOME FUND
                             By:  ING Investment Management Co.
                                  as its investment manager


                             By:  /s/ MICHAEL PRINCE, CFA
                                --------------------------
                             Name: MICHAEL PRINCE, CFA
                             Title: Vice President

                             Floating Rate Income Strategies Fund, Inc.


                             By:  /s/ JAYL MATTEO
                                  --------------------------
                             Name:  JAYL MATTEO
                             Title:



                             SENIOR HIGH INCOME PORTFOLIO, INC.



                             By:  /s/ JAYL MATTEO
                                  --------------------------
                             Name:  JAYL MATTEO
                             Title:


                                   SENIOR FLOATING RATE TRUST


                             By:   /s/
                                  ---------------------------
                             Name:
                             Title:

                             Morgan Stanley Price Income Trust



                             By:  /s/ ELIZABETH BODISCH
                                --------------------------
                             Name: Elizabeth Bodisch
                             Title: Authorized Signatory

                             PPM SHADOW CREEK FUNDING LLC



                             By:  /s/ MEREDITH J. KOSLICK
                                --------------------------
                             Name: MEREDITH J. KOSLICK
                             Title: Assistant Vice President

                             PPM SPYGLASS FUNDING TRUST
                             ----------------------------



                             By:  /s/ ANN E. MORRIS
                                --------------------------
                             Name: ANN E. MORRIS
                             Title: Authorized Agent

                             PRINCIPAL LIFE INSURANCE COMPANY

                             By:  Principal Global Investors, LLC
                                  a Delaware limited liability company,
                                  its authorized signatory



                             By:  /s/ JON C. HEINY
                                --------------------------
                             Name: JON C. HEINY
                             Title: Counsel



                             By:  /s/
                                --------------------------
                             Name:
                             Title:

                             Citigroup Investments Corporate Loan Fund Inc.
                             By: Travelers Asset Management International Company LLC



                             By:  /s/ MELANIE HANLON
                                --------------------------
                             Name: MELANIE HANLON
                             Title: Vice President

                             VAN KAMPEN
                             SENIOR INCOME TRUST
                             By:  Van Kampen Investment Advisory Corp.



                             By:  /s/ BRAD LANGS
                                --------------------------
                             Name: BRAD LANGS
                             Title: EXECUTIVE DIRECTOR

                             VAN KAMPEN
                             SENIOR INCOME TRUST
                             By:  Van Kampen Investment Advisory Corp.



                             By:  /s/ BRAD LANGS
                                --------------------------
                             Name: BRAD LANGS
                             Title: EXECUTIVE DIRECTOR